SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 26, 2002



                            HFB FINANCIAL CORPORATION
                            -------------------------
             (Exact name of Registrant as specified in its charter)


           Tennessee                    0-20956                61-1228266
           ---------                    -------                ----------
  (State or Other Jurisdiction        (Commission            (I.R.S. Employer
        of Incorporation)             File Number)          Identification No.)

               1602 Cumberland Avenue, Middlesboro, Kentucky 40965
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                    (Address of principal executive offices)


                                 (606) 248-1095
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.
------------------------------------------

          The following exhibits are furnished as part of this Current Report on Form 8-K:

          99.1 Certification of Annual Report by Chief Executive Officer

          99.2 Certification of Annual Report by Chief Financial Officer

Item 9. Regulation FD Disclosure.
---------------------------------

     The Chief Executive Officer and Chief Financial Officer of HFB Financial Corporation (the "Company") each submitted to the Securities and Exchange Commission on October 18, 2002 the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's Annual Report on Form 10-K for the period ended June 30, 2002. Copies of all the foregoing statements and certifications are attached hereto as exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                      HFB FINANCIAL CORPORATION


Date:   October 18, 2002              By:   /s/ David B. Cook
                                           -------------------------------------
                                           David B. Cook
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)